EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in Registration Nos. 33-43571 and 33-59240 on Forms S-8 of our report dated February 28, 1997 appearing in this Annual Report on Form 10-K of Recoton Corporation for the year ended December 31, 1996.


                                             /s/ Cornick Garber, Sandler, LLP
                                             CORNICK, GARBER & SANDLER, LLP

New York, New York
March 28, 1997